Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos Autocallable Growth ETF

(the “Fund”)

Supplement dated April 15, 2026

to the Fund’s Prospectus dated April 13, 2026, as supplemented from time to time

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

The Annual Fund Operating Expenses table is hereby deleted and replaced in its entirety with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments):

Management Fees	0.74%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses	0.85%
Fees Waived and/or Reimbursed[2]	(0.11)%
Total Annual Fund Operating Expenses After Waiving and/or Reimbursing Expenses	0.74%

1 “Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.

2 Calamos Advisors LLC has contractually agreed to waive fees owed to it by the Fund in the amount of the acquired fund fees and expenses for any affiliated investment company in which the Fund invests. The expense waiver arrangement may be terminated by Calamos Advisors LLC at any time on or after December 1, 2029.

The following language is added after the subsection titled “Continuous Offering” in the “Other Information” section of the Prospectus:

Disclaimer

Neither MerQube, Inc. nor any of its affiliates (collectively, “MerQube”) is the issuer or producer of Calamos Autocallable Growth ETF (“CAGE”) and MerQube has no duties, responsibilities, or obligations to investors in CAGE. The index underlying CAGE is a product of MerQube and has been licensed for use by Calamos Advisors LLC. Such index is calculated using, among other things, market data or other information (“Input Data”) from one or more sources (each such source, a “Data Provider”). MerQube® is a registered trademark of MerQube, Inc. This trademark has been licensed for certain purposes by Calamos Advisors LLC in its capacity as the issuer of CAGE. CAGE is not sponsored, endorsed, sold or promoted by MerQube, any Data Provider, or any other third party, and none of such parties make any representation regarding the advisability of investing in securities generally or in CAGE particularly, nor do they have any liability for any errors, omissions, or interruptions of the Input Data, MerQube US Large-Cap Vol Advantage Index (“MQUSLVA”), MerQube US Large-Cap Vol Advantage Autocallable Growth Index (“MQAUTOCG”), or any associated data. Neither MerQube nor the Data Providers make any representation or warranty, express or implied, to the owners of the shares of CAGE or to any member of the public, of any kind, including regarding the ability of the MQUSLVA or MQAUTOCG to track market performance or any asset class. MQUSLVA and MQAUTOCG are determined, composed and calculated by MerQube without regard to Calamos Advisors LLC or CAGE. MerQube and Data Providers have no obligation to take the needs of Calamos Advisors LLC or the owners of CAGE into consideration in determining, composing or calculating MQUSLVA or MQAUTOCG. Neither MerQube nor any Data Provider is responsible for and have not participated in the determination of the prices or amount of CAGE or the timing of the issuance or sale of CAGE or in the determination or calculation of the equation by which CAGE is to be converted into cash, surrendered or redeemed, as the case may be. MerQube and Data Providers have no obligation or liability in connection with the administration, marketing or trading of CAGE. There is no assurance that investment products based on MQUSLVA or MQAUTOCG will accurately track index performance or provide positive investment returns. MerQube is not an investment advisor. Inclusion of a security within an index is not a recommendation by MerQube to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER MERQUBE NOR ANY OTHER DATA PROVIDER GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF MQUSLVA, MQAUTOCG, OR ANY DATA RELATED THERETO (INCLUDING DATA INPUTS) OR ANY COMMUNICATION WITH RESPECT THERETO. NEITHER MERQUBE NOR ANY OTHER DATA PROVIDERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. MERQUBE AND ITS DATA PROVIDERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND THEY EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CALAMOS ADVISORS LLC, OWNERS OF CAGE, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF MQUSLVA, MQAUTOCG, OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL MERQUBE OR DATA PROVIDERS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THE FOREGOING REFERENCES TO “MERQUBE” AND/OR “DATA PROVIDER” SHALL BE CONSTRUED TO INCLUDE ANY AND ALL SERVICE PROVIDERS, CONTRACTORS, EMPLOYEES, AGENTS, AND AUTHORIZED REPRESENTATIVES OF THE REFERENCED PARTY.

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE